Exhibit 99.1
Sterling and Subsidiaries Portfolio Report 6/30/07

Sterling Savings Bank Portfolio Asset Mix 3/31/07 6/30/07 $11,152MM $11,189MM 8% 8% 19% 18% 73% 74% Loans Receivable Investments Other

Sterling financial Corporation Loan Originations June 30, 2007 (dollars in millions) $4,971 $5,000 517 $3,882 $4,000 444 $2,918 2,335 $2,984 $3,000 299 $2,274 388 1,802 $2,113 285 1,026 1,270 $2,000 253 708 1,154 1,026 899 819 598 $1,000 591 134 186 285 276 612 831 800 504 400 461 150 $0 2003 2004 2005 2006 Jun-06 Jun-07 6 months 6 months Residential Income Property Commercial Construction Consumer

Sterling Savings Bank Loan Portfolio Growth Outstanding Balances +21% $8,000 +41% +9% $7,000 +46% Millions $6,000 +20% $5,000 +13% $4,000 $3,000 $2,000 $1,000 $0 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Jun-07 Residential Construction Income Property Consumer Commercial Loans

Total Sterling Financial Corporation Loan Portfolio Mix 100% Commercial Loans 31% 31% 29% 30% 31% 30% 30% 31% 40% 32% 80% Single Family 7% 9% Residential 10% 10% 9% 7% 8% 19% Mortgages & 60% 14% Retail 15% 15% 15% 13% 13% Consumer % 15% 16 20% Loans 14% 15% Income 19% 19% Property 40% 17% 15% 19% Permanent 21% 23% Loans 20% 21% 20% 33% 32% 30% 30% 20% Construction 24% 26% Loans 21% 20% 19% 15% 0%

Sterling Savings Bank Average Loan Size by Category As of June 30, 2007 $1,200,000 $1,052M $1,000,000 $800,000 $600,000 $454M $400,000 $309M $180M $200,000 $19M $0 Income Commercial Residential Construction Consumer Property Number of Loans* 2,398 8,306 3,320 3,596 55,647 *Includes Sonoma Bank loans

Sterling Savings Bank Portfolio Risk Rating Diversification June 30, 2007 Based on Total Commitments 80.00% 75.5% 70.00% 60.00% 50.00% 40.00% 30.00% 20.00% 15.0% 10.00% 5.0% 2.8% 0.2% 0.2% 1.3% 0.0% 0.0% 0.00% 1 2 3 4 5 6 7 8 9 Solid Columns = 6/30/07; Striped columns = 3/31/07

Sterling Savings Bank Total Portfolio 30 and 60+ Day Delinquency Trend 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% .41% 0.40% 0.20% 0.00% .33% 30 Day 60+ Day Jun — 01 Sep — 01 Mar — 02 03 04 05 06 Dec

FDIC Peer Group Comparison Non-Current Loans To Loans (2006 4th Quarter Data VS 2007 1st Quarter Data) 0.90% 0.80% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 4th Qtr 2006 1st Qtr 2007* San Francisco Region Commercial Banks Averages Sterling Savings Bank Golf Savings Bank North Valley Bank *1st Quarter 2007 includes Sonoma Bank acquisition.

Percent of Classified Assets in Total Portfolio- 7 yr. Trend 2.10% 1.90% June 2007 1.70% Sterling .85% 1.50% 1.30% 1.10% 0.90% 0.70% 0.50% 0.30% 0.10% Sterling Savings Bank Linear (Sterling Savings Bank) MAR — 00 JUN — 00 SEP — 00 DEC — 00 02 03 04 05 06 07

Sterling Savings Bank Non-Accrual Trend 2000-2007 1.20% Empire Bank Acquired 2nd Qtr 2007 2/28/03 1.00% .39% 0.80% Klamath 1st Source Capital Acquired 1/2/04 Acquired 9/28/01 Sonoma Bank Acquired 2/28/07 0.60% Golf Acquired 7/5/06 First Bank Northwest Acquired 0.40% 11/30/06 0.20% 0.00% Dec — 00 Mar — 01 Jun — 01 Sep — 01 Dec — 01 02 03 04 05 06 07

Sterling Savings Bank Portfolio Loss Trend 5-Qtr & 12-Qtr Averages 0.25% 0.20% 0.15% 0.10% .10% June 2007 0.05% .04% 0.00% 5-Qtr Average 12-Qtr Average MAR — 00 JUN — 00 SEP — 00 DEC — 00 01 02 03 04 05 06 07

Action Mortgage Construction Portfolio Geographic Distribution 6/30/07 $2,411MM Puget 3% Sound 2% 8% Portland Boise 8% 42% Other 10% California Bend 27% Spokane

Action Mortgage Construction Loan Commitments & Concentrations 2001 — 2007 $2,600 6% $2,400 8% 15% $2,200 $2,000 5% Millions 23% 8% $1,800 24% 9% $1,600 9% $1,400 8% $1,200 20% 23% $1,000 22% $800 $600 30% $400 29% 33% 32% 30% $200 34% 50% 48% 48% 41% $0 2001 2002 2003 2004 2005 2006 1st Qtr 2nd Qtr 2007 2007 Spec A&D Presold Custom Lot Multi-Fam Collateral Pool Townhome Condo

Action Mortgage Construction Percent of Commitments Outstanding by Quarter 70% June 2007, 62% 60% 50% Qtr 1 Qtr 2 Qtr 3 Qtr 4 2007 2006 2005 1998 1997

Action Mortgage Construction Loan to value Percentages by Dollar as of June 30, 2007 $2,522MM 10% 15% 21% 54% <65 66-75% 76-80% 81% $370MM $532MM $1,380MM $240MM

ACTION MORTGAGE CONSTRUCTION
AVERAGE NUMBER OF DAYS ON THE BOOKS
400
300
200
100
0
PORTLAND/VANCOUVER
PUGET SOUND
SPOKANE
BOISE
BEND
CALIFORNIA
OTHER
DEC '06
MAR '07
JUNE '07

Residential Average Sales Price 2006-2007 $450,000 $400,000 $350,000 $300,000 335K 351K 334K $ $ $250,000 $ $200,000 247K $ $150,000 209K $ $100,000 Boise Portland Puget Spokane Bend Metro Sound 3rd Qtr 2006 4th Qtr 2006 1st Qtr 2007 2nd Qtr 2007 Source: RMLS-Portland Metro, NW Multiple-Puget Sound, Intermountain Multiple Listing-Boise, MLS-Spokane, Central Oregon MLS-Bend

Residential Active Listings 2006-2007 50,000 45.2K 45,000 40,000 35,000 30,000 25,000 18.1K 20,000 15,000 7.6K 10,000 2.9K 5,000 0 Boise Portland Puget Sound Spokane 3rd Qtr 2006 4th Qtr 2006 1st Qtr 2007 2nd Qtr 2007 Source: RMLS-Portland Metro, NW Multiple-Puget Sound, Intermountain Multiple Listing-Boise, MLS-Spokane

Number of Homes Sold YTD 2Q 2006-2Q 2007 60,000 50,000 43.5K 40,000 30,000 18.2K 20,000 10,000 5.7K 3.4K 0 Boise Portland Puget Sound Spokane 2nd Qtr 2006 2nd Qtr 2007 Source: RMLS-Portland Metro, NW Multiple-Puget Sound, Intermountain Multiple Listing-Boise, MLS-Spokane

Sterling Savings Bank Commercial Real Estate Loan to Value as of June 30, 2007 $2,103MM 2.7% 0.9% 2.5% 0.0% 3.4% 14.3% 17.4% 12.0% 24.2% 22.6% No data available >85% 81-84% 70-80% 60-69% 50-59% <50% SSB FBNW KF Sonoma $300MM $72MM $508MM $475MM $252MM $367MM

Sterling Savings Bank Consumer Real Estate Loan to Value as of June 30, 2007 $624MM 5.7% 0.5% 0.5% 4.6% 11.1% 10.9% 9.1% 57.6% >85% $3MM 81-84% $3MM 70-80% $69MM 60-69%$68MM 50-59% $57MM <50% $359MM Other $28MM Secured by Blind DOT $34MM

Sterling Savings Bank Indirect Dealer Banking FICO Scores As of March 31, 2007 1% 4% 8% 12% 52% 23% No Score <629 630-669 670-699 700-739 740+

INTERVEST- Mortgage Investment Company Geographic Concentrations 6/30/07 $2,071MM 3% 3% 1% 1% 6% 1% 8% 32% 19% 26% Washington California Oregon Arizona Idaho Nevada Montana Alaska Colorado Utah

INTERVEST- Mortgage Investment Company construction Loan To Value as of June 30, 2007 $1,548mM 3.0% 13.4% 10.8% 16.9% 35.8% 20.1% >80% 76-79% 71-75% 66-70% 60-65% <59% $46MM $167MM $555MM $311MM $262MM $208MM Source: INTERVEST’S All Loans-Contact-Property-Data List Report

INTERVEST- Mortgage Investment Company
PERMANENT LOAN TO VALUE
AS OF JUNE 30, 2007
$523,056M


23.8%
0.0%
5.1%
36.8%
17.8%
16.4%
>80%
$-0-MM
76-79%
$27MM
71-75%
$193MM
66-70%
$86MM
60-65%
$93MM
<59%
$125MM